UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest Event Reported) November 14, 2005


                                SUPERCLICK, INC.
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                 (Name of Small Business Issuer in its charter)


     WASHINGTON                                            52-2219677
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 (State or other jurisdiction of               (IRS Employer Identification No.)
  incorporation or organization)

                 11995 El Camino Real Suite 301 San Diego   92130
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               (Address of principal executive offices)   (Zip Code)


                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

On November 11, 2005, the Board of Directors appointed Jean Perrotti as the Company's Chief Financial Officer and Principal Accounting Officer. Concurrently, Todd M. Pitcher, the Company's Chairman resigned from the role of interim Chief Financial Officer and Principal Accounting Officer.

The resignation of Mr. Pitcher as the Company's interim Chief Financial Officer and Principal Accounting Officer was not due to any disagreement with the Company's operations, policies or practices.

Mr. Pitcher commented that "we are extremely pleased to welcome Mr. Perrotti to the Company's management team and are confident, based on Mr. Perrotti's track record and demonstrated expertise that he will be a valuable addition to the Company in its ongoing effort to develop and execute best practices in the Company's internal controls over financial reporting."

Mr. Perrotti, with over 20 years of financial administrative experience, was most recently a financial consultant assisting organizations with the implementation of SOX, financing, controls and other related matters. Before managing a successful consulting career, he held various senior financial roles including CFO of Normex Telecom Inc / Cygnal Technologies Inc a leading Canadian provider of network communication solutions including. Prior to joining Cygnal, Mr. Perrotti held Corporate Controllership positions with a food ingredient manufacturer and a fashion belt manufacturer. Mr. Perrotti began his career as a senior auditor with a public accounting firm situated in Montreal. Mr. Perrotti holds a Bachelor Degree of Commerce from Concordia University

A copy of Mr.Pitcher's resignation letter is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(b)

99.1     Todd M. Pitcher resignation letter dated November 11, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 14, 2005               SUPERCLICK, INC.


                                        By /s/ Jean Perrotti
                                        -------------------------------------
                                        Jean Perrotti
                                        CFO and Principal Accounting Officer